BLACKROCK FUNDSSM

BlackRock Advantage ESG U.S. Equity Fund

(the “Fund”)

Supplement dated June 8, 2020 to the Statement of Additional Information (“SAI”) of the Fund,

dated September 27, 2019, as supplemented to date

Effective June 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The title of the section and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Travis Cooke, CFA, Raffaele Savi, Richard Mathieson and Anna Hawley, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Travis Cooke, CFA	36 $11.29 Billion	40 $9.15 Billion	11 $7.57 Billion	0 $0	1 $237.8 Million	10 $7.38 Billion
Raffaele Savi*	33 $14.03 Billion	40 $15.21 Billion	16 $22.73 Billion	0 $0	5 $1.30 Billion	14 $18.28 Billion
Richard Mathieson*	24 $12.01 Billion	78 $12.33 Billion	29 $23.67 Billion	0 $0	8 $1.58 Billion	26 $19.32 Billion
Anna Hawley, CFA*	17 $2.72 Billion	78 $13.02 Billion	31 $23.83 Billion	0 $0	8 $2.03 Billion	27 $19.45 Billion

*	Information provided is as of April 30, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Cooke as of May 31, 2019 and the compensation of Messrs. Savi and Mathieson and Ms. Hawley as of April 30, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of each of Messrs. Cooke, Savi and Mathieson and Ms. Hawley is not measured against a specific benchmark.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Travis Cooke, CFA	$50,001-$100,000
Raffaele Savi*	None
Richard Mathieson*	None
Anna Hawley, CFA*	None

*	Information provided is as of April 30, 2020.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Cooke, Savi and Mathieson and Ms. Hawley may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cooke, Savi and Mathieson and Ms. Hawley may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-IUSE-0620SUP

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